CDC NVEST GROWTH AND INCOME FUND

      SUPPLEMENT DATED MAY 10, 2002 TO CDC NVEST EQUITY FUNDS CLASSES A, B
              AND C AND CLASS Y PROSPECTUSES EACH DATED MAY 1, 2002
                              (THE "PROSPECTUSES")


On May 10, 2002, the Board of Trustees (the "Board") of CDC Nvest Funds Trust II (the "Trust") approved Harris Associates L.P. ("Harris Associates") as the new subadviser for the CDC Nvest Growth and Income Fund (the "Fund"), which is currently managed by Westpeak Global Advisors, L.P. ("Westpeak"). An interim subadvisory agreement (the "Interim Subadvisory Agreement") and a new subadvisory agreement (the "New Subadvisory Agreement"), each among the Trust on behalf of the Fund, between CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers"), the Fund's adviser, and Harris Associates were also approved by the Board. The Interim Subadvisory Agreement is effective on July 1, 2002 and will continue in effect for 150 days or, if earlier, until shareholders of the Fund approve the New Subadvisory Agreement. The Board also approved the termination of the current subadvisory agreement among the Trust on behalf of the Fund, CDC IXIS Advisers and Westpeak.

Notice of a special shareholder meeting and a proxy statement will be sent to shareholders in September. The special shareholder meeting is expected to be held on or around October 29, 2002 to vote on the approval of the New Subadvisory Agreement. Once approved, the New Subadvisory Agreement would replace the Interim Agreement. In the event the Fund's shareholders do not approve the New Subadvisory Agreement at the special shareholder meeting, shareholders will be notified and the Board will consider alternative arrangements for the management of the Fund.

Under the Interim Subadvisory Agreement, Harris Associates will assume portfolio management responsibility for the Fund. The annualized fee rate payable to Harris Associates for its subadvisory services, as a percentage of average daily net assets of the Fund, is 0.45% of the first $250 million, 0.40% of the next $250 million and 0.35% of such amounts in excess of $500 million. The annual subadvisory fee rates payable to Harris Associates under the Interim Subadvisory Agreement to manage the Fund will be higher than those paid to Westpeak. It is important to note, however, that the overall advisory fee rate payable by the Fund to CDC IXIS Advisers, of which the subadvisory fee rate is a part, remains the same.

PROSPECTUS CHANGES

Effective July 1, 2002, any reference to Westpeak Global Advisors, L.P. ("Westpeak") with respect to the Fund is replaced with Harris Associates L.P. ("Harris Associates").

In the section entitled "Meet the Funds' Investment Adviser and Subadvisers," the following text replaces the information for Harris Associates (in the Classes A, B and C Prospectus) and for Westpeak (in the Class Y Prospectus).


HARRIS ASSOCIATES, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as subadviser to the GROWTH AND INCOME FUND and the SELECT FUND. Harris Associates, a subsidiary of CDC IXIS North America, managed $20.8 billion in assets as of December 31, 2001, and, together with its predecessor, has managed investments since 1970. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.

In the section entitled "Meet the Funds' Portfolio Managers," the following text is added.


ROBERT M. LEVY
Robert M. Levy serves as portfolio manager to the GROWTH AND INCOME FUND. Mr. Levy is Partner, President and Chief Investment Officer of Harris Associates, which he joined in 1985. Mr. Levy received a B.A. from Vanderbilt University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania. He holds the designation of Chartered Financial Analyst and has over 25 years of investment experience.

EDWARD S. LOEB
Edward S. Loeb serves as portfolio manager to the GROWTH AND INCOME FUND. Mr. Loeb, Partner and Director of Institutional Portfolios of Harris Associates, joined the firm in 1989. Mr. Loeb received an M.B.A. from Northwestern University and a B.A. from Princeton University. He holds the designation of Chartered Financial Analyst and has over 13 years of investment experience.

MICHAEL J. MANGAN
Michael J. Mangan serves as portfolio manager to the GROWTH AND INCOME FUND. Mr. Mangan, Portfolio Manager of Harris Associates, joined the firm in 1997. Mr. Mangan received a B.B.A. from the University of Iowa and an M.B.A. from Northwestern University. He is a CPA, holds the designation of Chartered Financial Analyst and has over 13 years of investment management experience.


The section entitled "Principal Investment Strategies" of the Prospectuses is replaced with the text set forth below:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest substantially all of its assets in common stock of large and mid-capitalization companies in any industry.

Harris Associates uses a value investment philosophy in selecting equity securities. This philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value. By "true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objectives.

The Fund may also:
o Invest in foreign securities traded in U.S. markets (through American Depositary Receipts ("ADRs") or stocks sold in U.S. dollars). ADRs are securities issued by a U.S. bank that represents shares of a foreign company.
o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.
o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.


                                                                      SP166-0502